CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Net Income (Loss) Attributable to Parent [Abstract]
Net income	$ 791,474	$ 612,335	$ 505,304
Other comprehensive income, net of tax:
Currency translation adjustment	(84,927)	26,221	(89,530)
Remeasurement of retirement benefit obligations	(6,077)	244	12,657
Gain / (loss) on cash flow hedge	4,581	1,567	(3,728)
Total comprehensive income	$ 705,051	$ 640,367	$ 424,703